Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350
In connection with this report of First Western Financial, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Weber, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FIRST WESTERN FINANCIAL, INC.

Date: November 1, 2024	/s/ David R. Weber
David R. Weber Chief Financial Officer and Treasurer